                         SCHEDULE  14A  INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934
                      (Amendment No.                )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[     ]   Preliminary Proxy Statement
[  X  ]   Definitive Proxy Statement
[     ]   Definitive Additional Materials
[     ]   Soliciting  Material Pursuant to Statute 240.14a-11(c) or Statute
          240.14a-12

                        ENERGY SERVICE COMPANY, INC.

                          William S. Chadwick, Jr.
                        Vice President and Secretary

Payment of Filing Fee (Check the appropriate box):

[  X  ]   $125  per  Exchange  Act  Rules  0-11(c)(1)(ii), 14a-6(i)(1),  or
          14a-6(j)(2).

[     ]   $500  per each party to the  controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).

[     ]   Fee computed  on table below  per Exchange Act  Rules 14a-6(i)(4)
          and 0-11.

          1) Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: <1>

          4)   Proposed maximum aggregate value of transaction:
[FN]
<F1>      Set  forth the amount  on which the filing  fee is calculated and state how it was determined.

[     ]   Check box  if  any part  of  the fee  is  offset as  provided  by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                        ENERGY SERVICE COMPANY, INC.
                            2700 Fountain Place
                              1445 Ross Avenue
                            Dallas, Texas  75202
                               (214) 922-1500





                                   April 11, 1994



Dear Fellow Stockholder:


     On behalf of our Board of Directors, I cordially invite you to attend the Energy Service Company, Inc. 1994 Annual Meeting of Stockholders. The Annual Meeting will be held at 10:00 a.m. on Tuesday, May 24, 1994 in the Crescent Ballroom of the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas. Your Board of Directors and Officers look forward to greeting personally those stockholders able to attend.


     At the Annual Meeting, stockholders will be asked to approve a reverse stock split of the Company's common stock whereby each outstanding share of common stock will be reclassified into 0.25 of a share of new common stock of the Company. The reverse stock split is being recommended for approval because the Board of Directors believes that ENSCO's stock would appeal to a broader range of investors with fewer shares outstanding and an increased stock price. Stockholders will also be asked to vote on the election of two Class I Directors and to approve the appointment of the Company's independent public accountants. Each of these matters to be considered at the Annual Meeting is described in detail in the attached Proxy Statement for the Annual Meeting. Your Board of Directors recommends that you vote "For" the proposals on the agenda.


     Your vote is important. Whether or not you are able to attend the meeting, I hope you will promptly sign and date the enclosed proxy card and return it in the enclosed postage prepaid envelope. This will save your Company additional expenses of soliciting proxies as well as ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

                                   Sincerely,



                                   Carl F. Thorne
                                   Chairman of the Board

                        ENERGY SERVICE COMPANY, INC.
                            2700 Fountain Place
                              1445 Ross Avenue
                            Dallas, Texas  75202
                               (214) 922-1500

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On May 24, 1994



     The Annual Meeting of Stockholders of Energy Service Company, Inc. (the "Company") will be held at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201, at 10:00 a.m., Dallas time, on Tuesday, May 24, 1994, to consider and vote on:

     1. The election of two Class I directors, each for a three-year term;

     2. The approval of a reverse stock split of the Company's common stock whereby each outstanding share of common stock of the Company will be reclassified into 0.25 of a share of new common stock of the Company;

     3. To approve the appointment of Price Waterhouse as the Company's independent public accountants for 1994; and

     4.   Such other business as may properly come before the Meeting.

     Stockholders of record at the close of business on April 5, 1994, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of all stockholders entitled to vote at the meeting is on file at the executive offices of the Company, 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202.

                              By Order of the Board of Directors



                              William S. Chadwick, Jr.
                              Vice President and Secretary

April 11, 1994



         YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND RETURN THE
                        ACCOMPANYING PROXY PROMPTLY.

                        ENERGY SERVICE COMPANY, INC.
                            2700 Fountain Place
                              1445 Ross Avenue
                            Dallas, Texas  75202
                               (214) 922-1500



                              PROXY STATEMENT
                                    FOR
                       ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON MAY 24, 1994



     The following information is submitted concerning the enclosed Proxy and the matters to be acted upon under the authority thereof at the Annual Meeting of Stockholders (the "Meeting") of Energy Service Company, Inc. (the "Company") to be held at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201, on the 24th day of May, 1994 at 10:00 a.m., Dallas time, or any adjournment thereof, pursuant to the enclosed Notice of said Meeting. This Proxy Statement and the enclosed Proxy are first being sent on or about April 13, 1994 to holders of the Company's shares of capital stock entitled to vote at the Meeting (the "Stockholders").


                              VOTING AND PROXY

     The enclosed Proxy is solicited on behalf of the Board of Directors of the Company. It may be revoked by a Stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. The Proxy shall also be revoked if a Stockholder is present at the Meeting and elects to vote in person.

     Unless contrary instructions are indicated, all shares represented by validly executed Proxies received pursuant to this solicitation (and which have not been revoked before they are voted) will be voted:

     1. FOR the election of the Class I nominees for Directors named herein;

     2. FOR the approval of a reverse stock split (the "Reverse Stock Split") of the Company's common stock whereby each outstanding share of common stock of the Company, par value $.10 per share ("Existing Common Stock"), will be reclassified into 0.25 of a share of new common stock of the Company, par value $.10 per share ("New Common Stock");

     3. FOR the approval of the appointment of Price Waterhouse as the Company's independent public accountants for the year 1994; and

     4. In accordance with the recommendation of management as to any other matters which may properly come before the Meeting.

     In the event a Stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

     The cost of solicitation of proxies will be borne by the Company and, upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to and solicitation of proxies from beneficial owners of shares of stock. In addition to the use of mail, regular employees or agents of the Company may solicit proxies by telephone or other means of communication. The Company has engaged D.F. King & Co., Inc., a firm of professional proxy solicitors, to solicit proxies in favor of the proposals set forth in the notice attached hereto. The Company anticipates that the costs it will incur for this service will be approximately $4,000 plus expenses.


                       VOTING SECURITIES OUTSTANDING


     The Stockholders entitled to vote at the Meeting are the holders of record at the close of business on April 5, 1994 (the "Record Date") of the 224,061,280 outstanding shares of Existing Common Stock of the Company. Each outstanding share of Existing Common Stock is entitled to one vote on each matter to come before the Meeting. A list of all Stockholders entitled to vote is on file at the executive offices of the Company, 1445 Ross Avenue, Suite 2700 Fountain Place, Dallas, Texas 75202. Only Stockholders of record on the books of the Company on the record date will be entitled to vote at the Meeting.


     For purposes of conducting the Meeting, the holders of at least a majority of the stock issued and outstanding and entitled to vote thereat, present at the Meeting, shall constitute a quorum. The Company's Bylaws include provisions specifically addressing the treatment of abstentions and non-votes by brokers. A holder of stock shall be treated as being present at the Meeting if the holder of such stock is (i) present in person at the Meeting or (ii) represented at the Meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the Meeting. If a quorum is present at the Meeting, the election of each nominee for Class I Director (Proposal 1) will be approved if the votes cast in favor of the election of such nominee exceed the votes cast opposing the election of such nominee. The Reverse Stock Split (Proposal 2) will require approval by a majority of the shares of Existing Common Stock that were outstanding on the Record Date. The appointment of Price Waterhouse (Proposal 3) will be approved if a quorum is present and the votes cast in favor of Proposal 3 exceed the votes cast opposing Proposal 3.

     As stated above, a validly executed proxy will be treated as a vote cast in favor of the election of each Class I Director nominee, in favor of the Reverse Stock Split and in favor of the appointment of Price Waterhouse, unless contrary instructions are indicated on the Proxy. In determining the number of votes cast, shares abstaining from voting on a matter and shares that are indicated as not being voted on a matter by brokers due to lack of discretionary authority will not be treated as votes cast with respect to such matters.


                                 PROPOSAL 1

                           ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors of the Company, other than those members who may be elected in specified circumstances by holders of preferred stock or indebtedness having special rights to elect directors, is divided or "classified", with respect to the time for which they individually hold office, into three classes ("Classes I, II and III"), consisting of, as nearly as possible, one third of the entire Board. The Company's Board of Directors is currently fixed at eight members. Each director holds office for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. The current term for Class I Directors will expire at the 1994 Annual Meeting of Stockholders. The current term for Class III and Class II Directors will expire at the 1995 and 1996 Annual Meetings of Stockholders, respectively.

     Two Class I Directors are to be elected at the Meeting. The Board of Directors urges you to vote FOR the election of the individuals who have been nominated to serve as Class I Directors. It is intended that each validly executed proxy solicited hereby will be voted FOR the election of the nominees for Class I Directors listed below, unless a contrary instruction has been indicated on such proxy. If, at the time of the 1994 Annual Meeting of Stockholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be used to vote for a substitute or substitutes as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.


NOMINEES

CLASS I DIRECTORS

     The following individuals have been nominated for election as Class I Directors of the Company.

GERALD W. HADDOCK; age 46, President and Chief Operating Officer, Crescent Real Estate Equities, Inc.

     Mr. Haddock has been a director of the Company since December 1986. He has been President and Chief Operating Officer of Crescent Real Estate Equities, Inc. since December 1993. Between July 1990 and December 1993, Mr. Haddock was a partner in the law firm of Jackson & Walker, L.L.P. Prior to joining Jackson & Walker L.L.P., Mr. Haddock was a director and shareholder in the law firm of Kelly, Hart & Hallman. Mr. Haddock is a director of Wolverine Exploration Company. Mr. Haddock holds a Bachelor of Business Administration Degree from Baylor University, a Juris Doctorate Degree from Baylor University College of Law and a Master of Taxation Degree from New York University. He lives in Fort Worth, Texas. Mr.
Haddock is a member of the Nominating and Compensation Committee and chairman of the Audit Committee.

CARL F. THORNE; age 53; Chairman, President and Chief Executive Officer of the Company

     Mr. Thorne has been a director of the Company since December 1986. He was elected President and Chief Executive Officer of the Company in May 1987 and was elected Chairman of the Board of Directors in November 1987. Mr. Thorne holds a Bachelor of Science Degree in Petroleum Engineering from the University of Texas and a Juris Doctorate Degree from Baylor University College of Law. He lives in Dallas, Texas.

    The Board of Directors recommends that Stockholders vote "FOR" the election of each of the nominees for Class I Directors named above.



CONTINUING DIRECTORS

CLASS II DIRECTORS

CRAIG  I.   FIELDS;  age  47;   Chairman  and   Chief  Executive   Officer,
Microelectronics and Computer Technology Corp.

     Dr. Fields has been a director of the Company since March 1992. He assumed his current position with Microelectronics and Computer Technology Corp. in 1990. Between 1974 and 1990, Dr. Fields served the Defense Advanced Research Projects Agency, a research division of the office of Secretary of Defense, as a director. Dr. Fields holds a Bachelor of Science Degree in Physics from the Massachusetts Institute of Technology and a Ph.D. from Rockefeller University. He lives in Washington, D.C. Dr. Fields is a member of the Audit Committee.

MORTON H. MEYERSON;  age 55;  Chairman and Chief  Executive Officer,  Perot
Systems

     Mr. Meyerson has been a director of the Company since September 1987. Mr. Meyerson assumed his present position with Perot Systems in May 1992. From December 1986 to May 1992, Mr. Meyerson was a private investor. Mr. Meyerson holds Bachelor of Arts Degrees in Economics and Philosophy from the University of Texas. He lives in Dallas, Texas. Mr. Meyerson is a member of the Audit Committee and chairman of the Nominating and Compensation Committee.

RICHARD A. WILSON; age 56; Senior Vice President and Chief Operating Officer of the Company

     Mr. Wilson has been a director of the Company since June 1990. Mr. Wilson joined the Company in July 1988 and was elected President of ENSCO Drilling Company in August 1988. Mr. Wilson was elected Senior Vice President - Operations of the Company in October 1989 and to his present position in June 1991. Prior to joining the Company, Mr. Wilson served in various capacities as an employee of Sedco-Forex, the contract drilling division of Schlumberger Technology Corporation, most recently as an Executive Vice President. Mr. Wilson holds a Bachelor of Science Degree in Petroleum Engineering from the University of Wyoming. He lives in Dallas, Texas.

CLASS III DIRECTORS

ORVILLE D. GAITHER; age 66; President and Chief Executive Officer, Gaither Petroleum Corporation and Chairman and Chief Executive Officer, Chemject International

     Mr. Gaither has been a director of the Company since March 1992. Mr. Gaither has served Gaither Petroleum Corporation in his present capacity since May 1991 and assumed his current position with Chemject International in June 1991. Prior to May 1991, Mr. Gaither was employed by Amoco Production Company for 42 years, most recently as President of the Africa and Middle East Region, responsible for Amoco's petroleum operations in 17 countries. Mr. Gaither is a director of Walter International, an international oil and gas exploration and production company. Mr. Gaither holds a Bachelor of Science Degree in Mechanical Engineering from Rice University, a Master of Science Degree in Petroleum Engineering from the University of Houston and is a graduate of the Senior Executive Program of Stanford University. He lives in Houston, Texas.

DILLARD S. HAMMETT; age 63; Consultant

     Mr. Hammett has been a director of the Company since September 1987. From July 1987 to December 1991, Mr. Hammett was Vice President - Technical and Marketing of the Company. In January 1992, Mr. Hammett took a leave of absence from his Vice President position and retired from the Company in December 1992. Mr. Hammett served as the Director of Energy for the State of Texas from January 1987 until July 1987. He was a Senior Vice President of Hunt Oil Company from July 1986 until January 1987. Mr. Hammett holds a Bachelor of Science Degree in Civil Engineering from the University of Oklahoma. He lives in Dallas, Texas.

THOMAS L. KELLY II; age 35; Private Investor


     Mr. Kelly has been a director of the Company since September 1987. He has been a private investor since May 1987 and was employed by the Company on a part-time basis from September 1987 until December 1988 as Director of Investment Banking. Mr. Kelly is a director of Enterra Corporation, which sells and leases oilfield goods and equipment. Mr. Kelly holds a Bachelor of Arts Degree in Economics and a Bachelor of Science Degree in Administrative Science from Yale University and a Master of Business Administration Degree from Harvard University. He lives in Irving, Texas. Mr. Kelly is a member of the Audit Committee and the Nominating and Compensation Committee.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors met six times during the year ended December 31, 1993, and acted numerous times by written consent. During 1993, no incumbent director attended fewer than 75% of the meetings held by the Board and the committees of which he was a member. The Board of Directors has two standing committees: the Audit Committee and the Nominating and Compensation Committee.

AUDIT COMMITTEE

     The Company's Audit Committee recommends a firm of independent certified public accountants to examine the consolidated financial statements of the Company, reviews the general scope of services to be rendered by the independent public accountants, reviews the financial condition and results of operations of the Company and makes inquiries as to the adequacy of the Company's financial and accounting controls. The Audit committee met three times in 1993.

NOMINATING AND COMPENSATION COMMITTEE

     The principal functions of the Nominating and Compensation committee are to recommend officers of the Company, to select nominees for the Board of Directors and committees of the Board and to review and approve employee compensation matters, including matters regarding the Company's various benefit plans. The names of potential Director candidates are drawn from a number of sources, including recommendations from members of the Board, management and stockholders. Stockholders wishing to recommend Board nominees should submit their recommendations in writing to the Secretary of the Company, with the submitting stockholder's name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. A stockholder intending to nominate an individual as a director at an annual meeting, rather than recommend the individual to the Company for consideration as a nominee, must comply with the advance notice requirements set forth in the Company's Bylaws. The Nominating and Compensation Committee met six times during 1993.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     From January 1, 1992 until May 1, 1992, each non-employee director received compensation based on a retainer of $24,000 per year, payable quarterly, one-half in cash and one-half in shares of Common Stock, and $1,000 in cash, per diem, for each director and committee meeting attended. Any non-employee director that serves the Company as Chairman of the Board of Directors, Chairman of the Nominating and Compensation Committee or Chairman of the Audit Committee also receives an additional $500 in cash, per diem, for each meeting at which the director acts as Chairman. In May of 1992, because of declines in offshore rig and marine vessel utilization and consequential reduction in revenues to the Company, the non-employee directors voluntarily reduced by 10%, their annual retainer and fees for attending board and committee meetings, as chairman or as a member. Effective October 1, 1993, as a result of improvement in drilling rig and marine vessel utilization and associated revenues, non-employee director compensation was restored to its pre-May 1992 level. Non-employee directors are also eligible to participate in the Company's group medical and dental insurance plan on the same basis as full-time Company employees. A non-employee director's contribution to group medical and dental insurance premium costs is withheld from the quarterly payments of the above described director's retainer. Directors who are also employees of the Company do not receive any additional compensation for their services as directors.

     In February 1991, the Board of Directors amended the Incentive Plan to provide that, commencing January 1, 1991, the non-employee directors of the Company shall receive shares of Existing Common Stock each year having a value of $12,000. Effective May 1, 1992, the non-employee directors voluntarily reduced by 10% their annual retainer. Effective October 1, 1993 the compensation of non-employee directors was restored to its pre-May 1992 level. Shares having a value of $2,700 per quarter, determined by the average of the high and low prices of the Existing Common Stock on the AMEX on the first business day of each calendar quarter, were issued to each of the non-employee directors in 1993. Thus, in 1993 Messrs. Fields, Gaither, Haddock, Hammett, Kelly and Meyerson each received 5,382 shares of Existing Common Stock at an average price of between $1.09 and $3.47 per share. In addition, shares having a value of $300 were issued to each of the above directors during the first quarter of 1994 in respect of the restoration of directors compensation to the pre-May 1992 level for the fourth quarter of 1993. The shares granted pursuant to this provision are counted against the limit of 500,000 shares which may be granted under the Incentive Plan to each non-employee director.

EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company:


        NAME                 AGE    POSITION WITH THE COMPANY
        Carl F. Thorne        53    Chairman of the Board,
                                    President, Chief Executive
                                    Officer and Director

        Richard A. Wilson     56    Senior Vice President, Chief
                                    Operating Officer and Director
        Marshall Ballard      51    Vice President - Business
                                    Development

        William S.            46    Vice President -
        Chadwick, Jr.               Administration and Secretary

        C. Christopher        37    Vice President - Finance,
        Gaut                        Treasurer and Chief Financial
                                    Officer
        Martin Oudshoorn      55    Vice President - Engineering

        H.E. Malone           50    Controller and Chief
                                    Accounting Officer

     Set forth below is certain information concerning the executive officers of the Company who are not also directors of the Company, including the business experience of each during the past five years.

     MARSHALL BALLARD joined the Company in connection with the acquisition of Penrod Holding Corporation and was elected Vice President of Business Development in August 1993. From September 1977 through August 1993, Mr. Ballard served in various capacities as an employee of Penrod Holding Corporation, most recently as President. Mr. Ballard holds a Bachelor of Arts Degree in History from the University of North Carolina and a Law Degree from Tulane University.

     WILLIAM S. CHADWICK, JR. joined the Company as Director of Administration in June 1987, has been a Vice President of the Company since July 1988 and was elected Secretary of the Company on May 12, 1993. From December 1984 through June 1987, Mr. Chadwick served in various capacities as an employee of Sedco-Forex, the contract drilling division of Schlumberger Technology Corporation, including Manager of Administration of North and South America, Manager - Special Projects and Manager of Administration for Europe and West Africa. Mr. Chadwick holds a Bachelor of Science Degree in Industrial Management from the University of Pennsylvania.

     C. CHRISTOPHER GAUT joined the Company in December, 1987 and was elected Treasurer and Chief Financial Officer in February 1988 and Vice President - Finance in January 1991. From December 1986 to December 1987, Mr. Gaut was a partner in Pacific Asset Holdings, a mezzanine financing partnership. Mr. Gaut holds a Bachelor of Arts Degree in Engineering Science from Dartmouth College and a Master of Business Administration Degree in Finance from The Wharton School of the University of Pennsylvania.

     MARTIN OUDSHOORN joined the Company as Manager of Engineering in February 1991 and was elected Vice President - Engineering in February 1994. From June 1964 through January 1991, Mr. Oudshoorn was employed by Sedco-Forex, the contract drilling division of Schlumberger Technology Corporation, and served in various capacities including Assistant Vice President of Engineering. Mr. Oudshoorn holds a Degree in Mechanical Engineering from the Municipal Technical College in The Hague, Holland. In October 1990, Mr. Oudshoorn became a naturalized citizen of the United States.

     H. E. MALONE joined the Company in August 1987 and was elected Controller and Chief Accounting Officer in February 1988. From December 1984 until August 1987, Mr. Malone was employed by Sedco-Forex, the contract drilling division of Schlumberger Technology Corporation, as Controller for Europe and Africa Operations. Mr. Malone holds Bachelor of Business Administration Degrees from the University of Texas and Southern Methodist University and a Master of Business Administration Degree from the University of North Texas.

     Officers each serve for a one year term or until their successors are elected and qualified to serve. Mr. Thorne and Mr. Malone are brothers-in-law.

EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation, including cash and other forms of remuneration, paid through April 5, 1994, for services rendered in all capacities to the Company, to the chief executive officer and the four other most highly compensated executive officers of the Company as to whom the total cash compensation paid through such date exceeded $100,000. The table also includes a summary of all compensation, including cash and other forms of remuneration, paid to these named individuals for the years 1992 and 1991.

                                                SUMMARY COMPENSATION TABLE
                                                      OTHER                                                  ALL
                                                      ANNUAL       RESTRICTED                                OTHER
                                                      COMPEN-      STOCK                        LTIP         COMPEN-
    NAME AND PRINCIPAL              SALARY   BONUS    SATION       AWARD           OPTIONS      PAYOUTS      SATION
    POSITION                  YEAR  ($)      ($)      ($)    <F1>  ($)       <F2>  (#)    <F3>  ($)    <F4>  ($)    <5>

    Carl F. Thorne            1993  254,375  150,000  N/A          N/A             N/A          N/A         7,708
    Chief Executive Officer   1992  256,667  N/A      N/A          N/A             N/A          N/A         2,695
                              1991  275,000  N/A      N/A          N/A             N/A          N/A         2,880

    Richard A. Wilson         1993  152,292   60,000  N/A          N/A             100,000      N/A         5,228
    Senior Vice President     1992  150,000  N/A      N/A          N/A             100,000      N/A         2,250
                              1991  150,000  N/A      N/A          N/A             N/A          N/A         1,440

    C. Christopher Gaut       1993  122,292   60,000  N/A          N/A              90,000      N/A         2,730
    Chief Financial Officer   1992  120,000  N/A      N/A          N/A              80,000      N/A           251
                              1991  120,000  N/A      N/A          N/A             N/A          N/A           251

    William S. Chadwick, Jr.  1993  111,913  N/A      N/A          N/A              50,000      N/A         2,602
    Vice President            1992  110,000  N/A      N/A          N/A              90,000      N/A           592
                              1991  110,000  N/A      N/A          N/A             N/A          N/A           347

    H. E. Malone              1993  101,833  N/A      N/A          N/A              30,000      N/A         2,972
    Chief Accounting Officer  1992  100,000  N/A      N/A          N/A              60,000      N/A           522
                              1991  100,000  N/A      N/A          N/A             N/A          N/A           522

      (NA - Not Applicable.)


    <F1>   The  aggregate  amount  of  perquisites  and  other personal benefits for any named executive does not exceed $50,000 or 10% of the total annual salary and bonus for any such named executive and is, therefore, not reflected in the table.

    <F2>   The amounts disclosed  in this column, if any, represent the value of restricted common stock awards on the date of grant. The restricted stock awards have vesting schedules of either five or ten years and vest based on the passage of time and the continued employment of the named executive.

           The total number of shares of restricted stock held as of December 31, 1993, and the value of such shares at the end of 1993 is as follows: Mr. Thorne, 2,100,000 shares ($7,087,500), all of which vest at the rate of 300,000 shares per year, Mr. Wilson, 75,000 shares ($253,125), 5,000 shares of which vest at the rate of 5,000 shares per year, 40,000 shares of which vest at the rate of 20,000 shares per year and 30,000 shares of which vest a the rate of 15,000 shares per year; Mr. Gaut, 54,000 shares ($182,250), 5,000 shares of which vest at the rate of 5,000 shares per year and 49,000 shares of which vest at the rate of 7,000 shares per year, Mr. Chadwick, 15,000 shares ($50,625), all of which vest at the rate of 5,000 shares per year, Mr. Malone, 21,000 shares ($70,875), all of which vest at the rate of 3,000 shares per year. The Company does not pay dividends on its common stock.

    <F3>   Amounts in  this column represent options  to acquire shares
           of  the Company's Common Stock.   The Company  does not have
           SARs.

    <F4>   The Company does not maintain any long term incentive plans.

    <F5>   The amount in this  column for 1991 and 1992  represents the
           Company's premiums paid for group term life insurance for the named executives. For 1993, the amounts include the Company's premium paid for group term life insurance and Company contributions to the ENSCO Savings Plan as follows:
           Mr. Thorne, $5,139;  Mr. Wilson, $2,870;  Mr. Gaut,  $2,463;
           Mr. Chadwick; $1,982; and Mr. Malone $2,050.


                                             OPTION GRANTS IN LAST FISCAL YEAR

                                                     Individual Grants
                                                                                     Potential
                                                                                     Realizable
                                                                                     Value at Assumed
                                                                                     Annual Rates
                              Number of   % of Total                                 of Stock Price
                              Securities  Options       Exercise or                  Appreciation for
                              Underlying  Granted to    Base Price                   Option Term
                              Option      Employees in  ($ per      Expiration       5%         10%
                              Granted     Fiscal Year   Share)<1>   Date             ($)   <2>  ($)    <3>

    Carl F. Thorne            N/A         N/A           N/A         N/A              N/A        N/A

    Richard A. Wilson         100,000     8.4%          $3.00       August 13, 1998  83,000     183,000

    C. Christopher Gaut        90,000     7.6%          $3.00       August 13, 1998  74,700     164,700

    William S. Chadwick, Jr.   50,000     4.2%          $3.00       August 13, 1998  41,500      91,500

    H.E. Malone                30,000     2.5%          $3.00       August 13, 1998  24,900      54,900


      (N/A - Not applicable.)








    <F1> All options are granted at fair  market value (average of the high and low stock price for the Company's common stock as reported on the American Stock Exchange on the date of grant). All options granted become exercisable in 25% increments over a four year period with the options being 100% exercisable four years after the date of grant.

    <F2> If the stock price  appreciates at a rate of 5%  per year from the date of grant to the end of the option term, it would increase from $3.00 to $3.83 and the market value of the Company's currently outstanding Common Stock would appreciate by $185,915,680.

    <F3> If the stock price appreciates at a rate of 10%  per year from the date of grant to the end of the option term, it would increase from $3.00 to $4.83 and the market value of the Company's currently outstanding Common Stock would appreciate by $409,910,475.


     The following table sets forth information regarding aggregated option exercises in 1993, the number of unexercised options divided into those that were exercisable and those that were unexercisable, and the value of the in-the-money options divided into those that were exercisable and those that were unexercisable at December 31, 1993.

                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR-END OPTION VALUES

                                                                       Value of
                                                      Number of        Unexercised
                                                      Unexercised      In-the-Money
                                                      Options at       Options at
                                                      December 31,     December 31,
                              Shares                  1993             1993
                              Acquired on   Realized  Exercisable/     Exercisable/
                              Exercise (#)  ($)       Unexercisable    Unexercisable

    Carl F. Thorne            N/A           N/A       550,000/0        $343,750/0

    Richard A. Wilson         125,000       24,688     25,000/175,000  $ 54,688/201,563

    C. Christopher Gaut       N/A           N/A        42,500/157,500  $ 64,844/172,031

    William S. Chadwick, Jr.  N/A           N/A        60,000/130,000  $ 84,375/178,125

    H.E. Malone               N/A           N/A        37,500/ 82,500  $ 53,906/116,719

      (N/A - Not Applicable.)



     The Company does not maintain a long term incentive plan based on performance goals for executive officers. Therefore, the summary table of Long Term Incentive Plan Awards in Last Fiscal Year as required under the executive compensation disclosure rules of the Securities and Exchange Commission has not been included. Also, the Company does not maintain a defined benefit or actuarial pension plan for any of the named executive officers. Therefore a table on Pension Plan Benefits has not been included.


            REPORT OF THE NOMINATING AND COMPENSATION COMMITTEE

     COMPENSATION PHILOSOPHY AND OBJECTIVES. The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include the preservation of a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business segments in geographic and industry markets offering long term growth opportunities, the enhancement of stockholder value, and the near term survival and long term security of the Company. The accomplishment of these objectives is measured against the conditions characterizing the industry within which the Company operates. Such conditions, while improving somewhat during 1993, continue to reflect depressed business activity levels in most areas of the world, and a highly competitive market environment.

     EXECUTIVE OFFICER COMPENSATION. In addition to their regular salary, executive officers of the Company may be compensated in the form of cash bonus awards, incentive stock grants and stock options under the ENSCO Incentive Plan, and profit sharing awards, in cash or stock, under the ENSCO Savings Plan. Executive officers are also eligible to participate, on the same basis as other employees, in the employer matching provision of the ENSCO Savings Plan, whereby employees may save for their future retirement on a tax-deferred basis through the Section 401 (k) savings feature of the plan with the Company contributing an additional percentage of the amount saved by each employee up to a maximum of 6% of salary. In the past, the Committee has utilized all of the foregoing forms of compensation, except for profit sharing stock grants, to retain, reward and provide incentives to the executive officers of the Company.

     Performance of the Company was a key consideration in the deliberations of the Committee regarding executive compensation for 1993. The Committee recognizes that stock price is one measure of performance, but also that other factors, including industry business conditions and the Company's success in achieving short term and long term goals and objectives must be evaluated in arriving at a meaningful analysis of performance. Accordingly, the Committee also gave consideration to the Company's achievement of specified business objectives when determining 1993 executive officer compensation. An additional long-standing objective of the Committee has been to reward executive officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy of placing equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all employees and executive officers.

     The 1993 compensation paid to executive officers of the Company was based upon a company-wide salary structure administered for consistency for each position relative to its authority and responsibility and in comparison to industry peers. Generally, the base salaries of the Company's executive officers for 1993 were below the mid-range executive officer salaries of the Company's competitors included in the Dow Jones Oil Drilling Index. Although the financial results achieved by the Company improved significantly in 1993, base salary compensation of executive officers for 1993 was generally increased only nominally. Should the Company continue to realize improved financial results, further adjustments to executive officer compensation are anticipated during 1994.

     The  Company made  two  cash bonus  awards  during 1993  to  executive officers other than the CEO, in recognition of the Company's return to profitability as well as substantial personal contributions to the finalization of the acquisition of Penrod and the major expansion of the Company's business in Venezuela. Both of these developments have a significant impact on the Company's profitability and security.

     Incentive stock option awards were used in 1993 to reward and provide incentives to executive officers and to retain them through the potential of capital gains and equity buildup in the Company. The number of stock options granted was determined by the Committee's evaluation of the performance criteria mentioned above, along with the Committee's subjective evaluation of each executive's ability to influence the Company's long term growth and profitability. All stock options were issued at the current market price of the Company's common stock on the date of grant. Because the value of the options should, over time, bear a direct relationship to the Company's stock price, the Committee believes the award of options represents an effective incentive to create value for the stockholders.

     One incentive stock grant was issued during 1993 to the former President of Penrod, who became an employee of the Company in connection with the Penrod acquisition. This award was made in keeping with the Committee's philosophy of putting equity into the hands of key individuals so as to encourage to the greatest extent possible their focus on stockholder interests.

     CEO COMPENSATION. In May 1992 in recognition of the depressed state of the industry and as a statement of his personal commitment to the Company, the CEO voluntarily reduced his salary by 10% from $275,000 to $247,500 per annum. In October 1993, following the Company's return to profitability and after evaluating the CEO's performance in light of the performance criteria discussed above, the Committee restored the CEO's base salary to the level of $275,000 per annum for the remainder of 1993.

     Upon evaluation by the Committee of the Company's success in meeting its goals and performance objectives established in November 1992, the Committee awarded the CEO a one time cash bonus of $150,000 in December 1993. These specific goals and objectives included the improvement of the cash position and earnings potential of the Company, the reduction of certain expenses, the expansion of the offshore capability of the Company's Drilling Division, continued growth while restricting capital commitments, and the geographic rationalization of the Company's operations. In granting such bonus to the CEO, the Committee also considered the substantial improvement in the Company's stock price during 1993.

     During late 1993 and early 1994, the Committee reviewed the CEO's salary in comparison to those of other CEO's of Companies in the Dow Jones Oil Drilling Index, with consideration to the Company's stock price performance and financial results for 1993, as well as its progress towards achieving specified business objectives. Following such review, the
Committee determined to increase the CEO's compensation to $350,000 per annum in 1994. Based on the foregoing considerations, the Committee believes this salary level to be fair and appropriate for the most senior executive officer of the Company.

     No incentive stock grants or stock options were granted to the CEO in 1991, 1992 or 1993. In 1990, in connection with an evaluation of the CEO's compensation arrangement, termination of the CEO's employment agreement and the cancellation of certain stock options held by the CEO, the CEO was awarded a 350,000 share immediately vested incentive stock grant and a 3,000,000 share restricted incentive stock grant. The 3,000,000 share grant was ratified by the stockholders in June 1990 and shares awarded under such grant are subject to vesting over a 10 year period. The award of such grants was consistent with the Committee's philosophy of placing equity in the hands of employees in order to align the interests of the employees with those of the stockholders.

     The Committee has adopted a policy that any future compensation in excess of $1 million must be performance based. The Committee does not intend to pay compensation which is not deductible for federal tax purposes.

NOMINATING AND COMPENSATION COMMITTEE

Morton H. Meyerson, Chairman
Gerald W. Haddock
Thomas L. Kelly II (elected to Committee December 14, 1993)
Orville D. Gaither (resigned from Committee December 14, 1993)



February 22, 1994

                   PERFORMANCE GRAPH - COMPARISON OF FIVE
                        YEAR CUMULATIVE TOTAL RETURN

    The chart below presents a comparison of the five year cumulative total return, assuming the reinvestment of dividends, for the Company's Common Stock, the Standard & Poor's 500 Stock Price Index and the Dow Jones Oil Drilling Index.


              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
          AMONG ENERGY  SERVICE COMPANY, INC., THE S & P 500 INDEX
                   AND THE DOW JONES OIL DRILLING INDEX




                                           AS OF DECEMBER 31,
                                  1988  1989  1990  1991  1992  1993

Energy Service Company             100   219   125    69    56   169
S&P 500 Index                      100   132   128   166   179   197
Dow Jones Oil Drilling Index       100   191   159   102   113   157



*  $100 INVESTED ON 12/31/88 IN STOCK OR INDEX
   INCLUDING REINVESTMENT OF DIVIDENDS.





        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1989, Mr. Meyerson, chairman of the Nominating and Compensation Committee and a member of the Audit Committee, purchased 675,000 shares of Common Stock from the company pursuant to a note in the amount of $675,000. In February 1991, the Board of Directors approved the forgiveness of unpaid interest accrued on the note through March 1991, and agreed that future interest on the note shall be waived so long as Mr. Meyerson is a director. Pursuant to that arrangement, for 1993 the Company forgave Mr. Meyerson $56,295 of unpaid accrued interest.

    Mr. Haddock, chairman of the Audit Committee and a member of the Nominating and Compensation Committee, was, in 1993, a partner in the law firm of Jackson & Walker, L.L.P. to which the Company paid $369,399 of legal fees in 1993.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information concerning the number of shares of Common Stock owned beneficially as of April 5, 1994, by
(i) each person known to the Company to own more than 5 percent of any class of the Company's voting securities; (ii) each director of the Company; (iii) the three other most highly compensated executive officers of the Company who are not also directors and (iv) all directors and executive officers of the Company as a group.


                                                               BENEFICIAL       BENEFICIAL
    NAME AND ADDRESS                                           OWNERSHIP<1>     OWNERSHIP<1>
    OF BENEFICIAL OWNER                   TITLE OF CLASS<2>    AMOUNT           PERCENTAGE

    FMR Corporation                       Common Stock         28,575,204<3>    12.8
        82 Devonshire Street
        Boston, MA  02109

    Merrill Lynch Asset Management, Inc   Common Stock         10,004,440<4>     8.9
        800 Scudders Mill Road
        Plainsboro, NJ  08536

    Richard E. Rainwater                  Common Stock         15,017,000<5>     6.9
        777 Main Street, Suite 2700
        Fort Worth, TX  76102

    Natural Gas Partners, L.P.            Common Stock         14,773,600<6>     6.6
        115 East Putnam Avenue
        Greenwich, CT  06830

    The Goldman Sachs Group, L.P.         Common Stock         11,640,468<7>     5.2
        85 Broad Street
        New York, NY  10004

    Carl F. Thorne                        Common Stock          4,525,367<8>     2.0




    Morton H. Meyerson                    Common Stock            939,884<9>     0.4

    Thomas L. Kelly, II                   Common Stock            354,184<10>    0.2

    Dillard S. Hammett                    Common Stock            279,330<11>    0.1

    Richard A. Wilson                     Common Stock            181,334<12>    ---<13>

    Gerald W. Haddock                     Common Stock            246,218<14>    0.1

    Orville D. Gaither                    Common Stock             22,416        ---<13>

    Craig I. Fields                       Common Stock             12,416        ---<13>

    C. Christopher Gaut                   Common Stock            136,431<15>    ---<13>

    William S. Chadwick, Jr.              Common Stock             82,459<16>    ---<13>

    H. E. Malone                          Common Stock             70,980<17>    ---<13>

    All Directors and Executive           Common Stock          6,925,047<18>   3.1
        Officers as a Group (13
        persons, including those
        named above)



    <F1>   At  April 5, 1994, there  were 224,061,280 shares  of Common Stock outstanding.   Unless otherwise indicated,
           each person or group has sole voting and dispositive power with respect to all shares.

    <F2>   All of such share amounts represent Existing Common Stock of the Company.

    <F3>   Based  upon a Schedule 13G dated as  of February 11, 1994, filed with  the Commission, FMR Corporation may be deemed to be the beneficial  owner of 27,327,846 shares (12.2 percent) of the  Existing Common Stock of which
           the Fidelity Magellan  Fund holds  16,874,800 shares (7.5  percent).   In addition, 1,247,358  shares may  be
           acquired upon conversion of 174,700 shares of the $1.50 Preferred Stock.

    <F4>   Based upon  a Schedule 13G  dated as of  February 16,  1994, filed with  the Commission, Merrill  Lynch Asset
           Management may be deemed to be the beneficial owner of 20,004,440 shares (8.9 percent) of the Existing Common




           Stock.  All of the shares as to which Merrill Lynch Asset Management may be deemed to be the beneficial owner of are held by the Merrill Lynch Growth  Fund for Investment and Retirement.  Merrill Lynch Asset  Management
           disclaims beneficial ownership of all of the shares.

    <F5>   Based upon a Schedule 13D dated as of September 22, 1993, filed with the Commission, Richard E. Rainwater may be  deemed to  be the  beneficial owner  of 15,017,000  shares (6.7  percent) of  the Existing  Common Stock.
           Includes 2,213,120 shares held by Trusts for the benefit of Mr. Rainwater's children,  as to all of which Mr.
           Rainwater disclaims beneficial ownership.

    <F6>   Pursuant to Schedule 13D dated October 22, 1993, filed by Natural Gas  Partners, L.P. ("NGP"), G.F.W. Energy,
           L.P. ("GFW") is the sole general partner of NGP and R. Gamble Baldwin is the sole general partner of GFW.

    <F7>   Based upon a  Schedule 13D dated as of October 15, 1993, filed  with the Commission, The Goldman Sachs Group,
           L.P. may be  deemed to be  the beneficial  owner of 11,640,468  shares (5.2 percent)  of the Existing  Common
           Stock.

    <F8>   Includes 550,000  shares immediately issuable  upon exercise of  options and  2,100,000 shares of  restricted stock which vest at the  rate of 300,000 shares per annum  over a 10-year term, which commenced  November 19,
           1990.   The restricted stock  grant was approved by  the Stockholders at  the Annual Meeting held  on June 5,
           1990.

    <F9>   Includes 675,000 shares that were purchased by Mr.  Meyerson pursuant to a currently outstanding note to  the
           Company,  payable July  1997,  in the  amount of  $675,000.   Also includes  100,000  shares of  Common Stock
           beneficially  owned by Trusts  for the benefit of  Mr. Meyerson's children,  as to all of  which Mr. Meyerson disclaims beneficial ownership.

    <F10>  Includes 325,000 shares immediately issuable upon exercise of options.

    <F11>  Includes 225,000 shares immediately issuable upon exercise of options.

    <F12>  Includes 25,000 shares immediately issuable  upon exercises of options and 55,000 shares  of restricted stock which vest at the rate of 40,000 shares per annum over varying 5-year terms, which commenced August 15, 1989,
           February 15, 1990, and May 1, 1990.

    <F13>  Ownership is less than 0.1% of the Common Stock outstanding.

    <F14>  Includes 225,000 shares immediately issuable upon exercises of options,  and 8,400 shares held by Mr. Haddock as custodian for his children and in respect of which Mr. Haddock disclaims beneficial ownership.




    <F15>  Includes 42,500 shares immediately issuable upon exercises of options, 5,000 shares of restricted stock which vest at the rate of 5,000 shares per annum over a 5-year term, which commenced August 15, 1989, 49,000 shares of restricted stock which  vest at the rate of  7,000 shares per annum over  a 10 year term, which  commenced
           December 24,  1990, and 2,142 shares which  may be acquired upon conversion of  300 shares of $1.50 Preferred
           Stock.

    <F16>  Includes 60,000 shares immediately issuable upon exercises  of options and 10,000 shares of restricted  stock which vest at the rate of 10,000 shares per annum over varying 5-year terms, which  commenced August 15, 1989 and February 15, 1990.

    <F17>  Includes 37,500  shares immediately issuable upon exercises of options  and 21,000 shares of restricted stock which vest at the rate of 3,000 shares per annum over a 10-year term, which commenced December 24, 1990.

    <F18>  Includes all shares  owned individually by the above  named officers and directors, including  100,000 shares beneficially owned by  Trusts for  the benefit of  Mr. Meyerson's  children, 8,400 shares  held in  custodial accounts for Mr.  Haddock's children, 2,142  shares which may  be acquired upon  conversion of 300 shares  of
           $1.50 Preferred  Stock, 1,512,500 shares immediately issuable upon  exercises of options and 2,290,000 shares of restricted stock.



       The Company has 2,839,110 outstanding shares of $1.50 Cumulative Convertible Exchangeable Preferred Stock (the "$1.50 Preferred Stock"). Based upon a Schedule 13G dated as of February 9, 1993, filed with the Commission, Dane, Falb, Stone & Company, Inc. may be deemed to be the beneficial owner of 155,800 shares (5.5 percent) of the $1.50 Preferred Stock. Dane, Falb, Stone & Company, Inc. disclaims beneficial ownership of all of the shares.

                                 PROPOSAL 2

                          THE REVERSE STOCK SPLIT


       The intent of the Reverse Stock Split is to increase the marketability of the common stock of the Company. If the Reverse Stock Split is approved by the stockholders of the Company at the Annual Meeting of Stockholders, the Reverse Stock Split will be effected as soon as reasonably practicable.


       The Board of Directors believes that the current per-share market price of the Existing Common Stock may impair the acceptability of the common stock to certain institutional investors and other members of the investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community. In practice this is not necessarily the case, as certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced stock because of the greater trading volatility sometimes associated with such securities. There can be no assurance that the Reverse Stock Split will not adversely impact the market price of the common stock, that the marketability of the common stock will improve as a result of approval of the Reverse Stock Split or that the approval of the Reverse Stock Split will otherwise have any of the effects described herein.


       The Company had 224,061,280 shares of Existing Common Stock outstanding at April 5, 1994. If the Reverse Stock Split is approved and implemented, each share of Existing Common Stock shall automatically be reclassified into 0.25 of a fully paid and nonassessable share of New Common Stock without any further action on the part of the Stockholders. Assuming no change in the number of outstanding shares prior to approval of the Reverse Stock Split, the currently outstanding shares of Existing Common Stock will be converted into approximately 56,000,000 shares of New Common Stock. If the Reverse Stock Split is approved, the Company's Certificate of Incorporation will be amended to reflect the Reverse Stock Split, and it will also be amended to change the authorized common stock of the Company from the 500,000,000 shares of Existing Common Stock currently authorized to the 125,000,000 shares of New Common Stock that will be authorized after the Reverse Stock Split.


       After approval of the Reverse Stock Split, each holder of an outstanding certificate theretofore representing Existing Common Stock will receive from American Stock Transfer & Trust Company as the exchange agent (the "Exchange Agent") instructions for the surrender of such certificate to the exchange agent. Such instructions will include a form of Transmittal Letter to be completed and returned to the exchange agent with such certificate. As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Reverse Stock Split represented shares of Existing Common Stock, together with a duly executed

Transmittal Letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate has been issued certificates registered in the name of such person representing the number of full shares of New Common Stock into which the shares of Existing Common Stock previously represented by the surrendered certificate shall have been reclassified. Until surrendered as contemplated by the preceding sentence, each certificate which immediately prior to the Reverse Stock Split represented any shares of Existing Common Stock shall be deemed at and after the Reverse Stock Split to represent the number of full shares of New Common Stock contemplated by the preceding sentence. No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate which prior to approval of the Reverse Stock Split represented any shares of Existing Common Stock, except that if any certificates for New Common Stock are to be issued in a name other than that in which the certificates for shares of Existing Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to the Company any transfer taxes payable by reason thereof (or prior transfer of such surrendered certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable, and (ii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.


       No certificates or scrip representing fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split. Instead, stockholders holding a number of shares of Existing Common Stock not evenly divisible by four, and stockholders holding less than four shares of Existing Common Stock, upon surrender of their old certificates, will receive cash in lieu of fractional shares of common stock. The price payable by the Company will be determined by multiplying the fraction of a share of New Common Stock by the closing price for one share of Existing Common Stock on the effective date of the Reverse Stock Split for which transactions in the common stock are reported, as reported by the American Stock Exchange. The delivery of cash in lieu of fractional shares of common stock will not affect the obligations of the Company as a reporting company pursuant to the Securities Exchange Act of 1934.


       Approval of the Reverse Stock Split will require approval by a majority of the shares of Existing Common Stock that were outstanding on the Record Date. Accordingly, the Reverse Stock Split will be approved if at least 112,030,641 shares of Existing Common Stock are voted in favor of the Reverse Stock Split.


   The Board of Directors recommends a vote "FOR" approval of the Reverse
                                Stock Split.

                                 PROPOSAL 3

               APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       Upon the recommendation of the Audit Committee, the Board of Directors has approved the appointment of Price Waterhouse as the Company's independent public accountants for the year ending December 31, 1994.

       Representatives of Price Waterhouse will attend the Meeting and will be provided with the opportunity to make a statement if they so desire and to respond to appropriate questions.

       In  connection  with the  Company's  acquisition  of Penrod  Holding
Corporation ("Penrod") in 1993, the Board of Directors determined that it would be in the best interest of the Company to evaluate proposals for audit and tax services from both Deloitte & Touche, the Company's independent auditors for 1992, and Price Waterhouse, Penrod's independent accountants. After review of such proposals, the Audit Committee recommended the appointment of Price Waterhouse as the Company's independent accountants for 1993. The Board of Directors ratified the appointment of Price Waterhouse as the Company's independent accountants for 1993 and the termination of Deloitte & Touche's engagement by the Company, effective July 1, 1993. During the Company's two most recent fiscal years and the subsequent interim periods prior to July 1, 1993, the Company has had no disagreements with Deloitte & Touche on any matter of accounting principles or practice, financial statement disclosure, or audit scope or procedure, and Deloitte & Touche's reports on the financial statements of the Company have contained no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

 The Board of Directors recommends a vote "FOR" approval of the appointment of Price Waterhouse as independent public accountants.


                         GENERAL AND OTHER MATTERS

       The Company believes that Proposals 1, 2 and 3 are the only matters that will be brought before the Meeting. However, if other matters are properly presented at the Meeting, it is intended that the persons named in the accompanying Proxy will vote in accordance with their best judgment on such matters.


                COMPLIANCE WITH THE SECURITIES EXCHANGE ACT

       The Company's executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership in the company's common stock with the Securities and Exchange Commission and the American Stock Exchange. Copies of those reports must also be furnished to the Company.

       Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the preceding year all filing requirements applicable to executive officers and directors have been complied with.


                INFORMATION CONCERNING STOCKHOLDER PROPOSALS

       A holder of the Company's securities intending to present a proposal at the 1995 Annual Meeting must deliver such proposal, in writing, to the Company's principal executive offices no later than December 12, 1994. The proposal should be delivered to the Company by Certified Mail-Return Receipt Requested.

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1993 has been, or is being, mailed to Stockholders with the Proxy Statement. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

       Whether or not you intend to be present at the Meeting, you are urged to return your Proxy promptly. If you are present at the Meeting and wish to vote your stock in person, your Proxy shall, at your request, be returned to you at the Meeting.


                                 By Order of The Board of Directors



                                 William S. Chadwick, Jr.
                                 Vice President and Secretary

PROXY
                     ENERGY SERVICE COMPANY, INC.
          THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 1994

   The undersigned hereby appoint(s) Carl F. Thorne and C. Christopher Gaut, and each or either of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Energy Service Company, Inc. to be held at the Hotel Crescent Court,
400 Crescent  Court, Dallas, Texas  75201 on May  24, 1994, at  10:00 a.m.,
Dallas  time,  and   any  adjournment(s)  thereof,  with  all   powers  the
undersigned would possess if personally present and to vote, thereat, as provided below, the number of votes the undersigned would be entitled to vote if personally present.

   1. Election of Class I Directors
      FOR all nominees listed below
      (except as marked to the contrary below) [ ]
                                  AGAINST [ ]       ABSTAIN [ ]

      (INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name in the list below)

                  Gerald W. Haddock       Carl F. Thorne

   2. The approval of a reverse stock split of the Company's common stock whereby each outstanding share of common stock of the Company will be reclassified into 0.25 of a share of new common stock of the Company.

                  FOR [ ]         AGAINST [ ]       ABSTAIN [ ]

   3. To approve the appointment of Price Waterhouse as the Company's independent public accountants for 1994.

                  FOR [ ]         AGAINST [ ]       ABSTAIN [ ]


     The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

                                   (over)

                       (Continued from reverse side)

   THIS PROXY, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder, and in the discretion of said attorneys and proxies on such other matters not known at the time of solicitation of this proxy as may properly come before the meeting. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.   Any
prior proxy is hereby revoked.

                              Signature:  [                         ]

                              Signature if held jointly:[           ]
                              [                                     ]

                              Date:  [                 ], 1994

                              Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     Change of Address / Comments

                              [                                     ]
                              [                                     ]
                              [                                     ]
                              [                                     ]

                        APPENDIX TO PROXY STATEMENT
                          LISTING GRAPHIC MATERIAL


The narrative discussion of the Performance Graph Comparison of Five Year Cumulative Return is set forth on page 14 of the Proxy Statement.